UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2009

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2009

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

51751

LETTER TO SHAREHOLDERS

Following the market's more than 20% fourth quarter decline, not to mention the 35-40% loss for the year, the drop continued into the first quarter, reaching an S&P Index close of 677 on March 9, a further 25% decline from the end of December.

From that date into mid April we saw a powerful market advance which may represent the end of the bear market, or just a temporary bear market rally, like the many we experienced during the 1930s. Time will tell.

Meanwhile, the world economy is in a parlous state. Things are bad and getting worse. Structural defects in the financial system are far from fixed. About the best that can be said is that the economy seems to be deteriorating at a decreasing rate. This may be driven by excessively large inventory corrections earlier in the year which would have caused production to be weaker than final demand.

On the negative side, the unemployment rate, 7.2% at year-end, is up to 8.5% and could reach 10% by December. Combined with the dramatic increase in the consumer savings rate, from nil to 5% and likely to increase further, this suggests that a consumer-led economic recovery is unlikely. As a further confirmation, more than 10% of U.S. home mortgages are delinquent, the worst in decades.

Amidst the gloomy statistics there are some encouraging signs. Prices for copper, scrap steel, and oil are all up. Though typically an indication of an improving economy, they may be no more than a temporary blip, driven by inventory depletion or speculative activities.

Paramount's performance in the first quarter (a 2% decline) was dramatically better than the fourth quarter of 2008, and relative to the market indexes (Russell 2500 and S&P both down 11%) was one of the best in memory.

To a considerable extent, the portfolio's best first-quarter performers reflected a recovery from especially weak performance in the fourth quarter. This included oil service companies FMC (+32%) and Noble (+9%), companies supporting life sciences research Life Technologies (+39%) and Charles River Labs (+4%), and retailers Car Max (+58%) and Signet (+32%).

On the negative side, the only readily identifiable theme was weakness among many industrial companies. Holdings Actuant, Graco, Brady, Clarcor, Wabco and Franklin Electric declined an average of about 25%. We added to positions in several of these companies as the price declines made valuations even more attractive.

The table below shows performance for both FPA Paramount and the benchmark Russell 2500, as well as leading large-cap indexes. Results for the longer 9-year period (since we assumed management of the Fund) have been remarkably good, with an advantage over the market (S&P 500) of 8.5 points annually. Performance for shorter periods has been generally competitive.

	Periods Ended March 31, 2009
	First Quarter	One Year	Three Years*	Five Years*	Nine Years*
FPA Paramount†	(2.4)%	(33.7)%	(14.0)%	(3.4)%	3.5%
Russell 2500	(11.4)%	(38.2)%	(16.0)%	(4.5)%	(0.4)%
S&P 500	(11.0)%	(38.1)%	(13.1)%	(4.8)%	(5.1)%
Nasdaq	(2.8)%	(32.2)%	(12.5)%	(4.4)%	(11.3)%

  *  Annualized Returns

  †  Does not reflect deduction of the sales charge which, if deducted, would reduce the performance shown.

One of the few silver linings in an otherwise gloomy bear market is that several companies whose past high valuations meant that we could only admire them from afar have now declined in price enough to make them viable purchase candidates. The circumstances which have led to this new situation are a combination of much lower overall market prices and some company-specific business concerns. The result is that these valuations have declined from well above 20x to only 12x trailing earnings. This for companies with historic EPS growth rates in the mid-teens and returns on equity of close to 30%.

The two companies we are describing are Varian Medical and VCA Antech. Both share most, if not all, of the attributes we are always seeking:

•  High returns on capital

•  Good balance sheets

•  Leading market shares

•  Attractive reinvestment opportunities

•  Barriers to entry

Varian Medical, which we added to the portfolio in February, is the worldwide leader in manufacturing equipment for therapeutic radiation, generally for cancer treatment. With a market share of about 50%, Varian is well ahead of competitors Siemens, Elekta, and Tomo Therapy.

With cancer mostly a disease of the old — 75% of cancers are diagnosed in those over 55 — demographics are clearly a powerful source of increased demand. In addition, improving worldwide standards of care represent another tailwind for Varian.

The industry has also benefitted from a number of important technology changes, permitting the radiation beam to be more precisely targeted on the tumor as well as treatment plans that minimize damage to healthy tissue. These and other improvements have induced hospitals and other treatment centers to upgrade or completely replace older equipment.

With the largest base of installed equipment in the industry, Varian has a considerable competitive advantage. Customers are loath to change their current equipment supplier, whether for new equipment purchases or for major upgrades. With Varian doing a good job of service and technology development, they have been quite successful in maintaining this customer base intact.

We noted earlier that each of these firms had some company-specific business issues. In the case of Varian the problem is economic pressure on hospitals and their inability to fund otherwise desirable capital expenditures. Although healthcare is often regarded as recession resistant, the fact is that most hospitals are under severe economic pressure from a decline in elective surgeries and an increase in bad debt, the latter driven by the unemployed losing insurance coverage, and patients having difficulty meeting their copayments, whether from Medicare or from private insurance. In addition, non-profit hospitals are also stressed by shrunken endowments and lower charitable contributions.

The consequence of these economic pressures is that big-ticket capital expenditures, and a new Varian linear accelerator at $2-3 million certainly qualifies, have become very hard to finance. Fortunately for Varian, there are several partial offsets. First, radiation treatment is generally a profitable activity for hospitals, so investing in up-to-date radiation equipment earns an attractive return on investment. Second, most healthcare markets are competitive. A hospital with outdated equipment will lose share and profits to other hospitals and to free-standing radiation centers, run by groups of radiation oncologists. Finally, and perhaps most important, new equipment yields better clinical outcomes.

At this point, new orders from U.S. hospitals are still positive year over year, but are likely to start declining in a quarter or two. Foreign orders are showing greater strength. With considerable backlog on the books, and lead-times of perhaps 9-12 months, revenues should hold up longer than orders, but will also eventually flatten or decline.

We view this likely slowdown as cyclical and not secular. With our long investment time horizon, we believe that Varian's temporary challenges and its resulting stock price decline from $65 into the high $20s has given us a very attractive buying opportunity, one likely to reap rewards over future years.

Our second recent purchase, VCA Antech (ticker symbol WOOF), was added to the portfolio in third quarter 2008. It is the leading operator of veterinary hospitals and the U.S. leader in veterinary diagnostic labs.

VCA's vet hospital business is very much acquisition driven, and they have been at it for well over two decades. They pay a relatively modest price (about 5x EBITDA), remove a lot of administrative burdens from the vets, and realize economies in purchasing and other areas. The business has no reimbursement or bad debt risk, and has benefitted over the years from a trend toward better pet care and increased use of diagnostic testing. It provides VCA with extensive reinvestment opportunities and earns operating margins in the mid- to high-teens.

VCA's other business, operating vet central labs, is even more attractive, with operating margins over 30%. VCA along with competitor Idexx dominate the business, with a combined market share of 60-70%. There are significant economies of scale and the successful entry of a new competitor is highly unlikely.

As in the case of Varian, the market does have some worries about VCA's business, also driven by the economic cycle. Though many had hoped that pet care would be immune to recession, the reality has been that although many pet owners would never skimp on their cats and dogs, there are others who are willing to delay check-ups or pay for a more limited panel of tests than in the past. The result has been a flattening in hospital revenues, though the labs have held up better.

VCA has met the challenge with cost reductions and as a result the damage to earnings has been minimized. Nevertheless the market is concerned and has driven VCA's stock price from over $45 to the teens. As was the case with Varian, we have taken a much longer-term view, and viewed the price decline as an opportunity to establish a position in a company that for many years was out of our valuation range.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 16, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" that may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended March 31, 2009
	1 Year	3 Years	5 Years	10 Years
FPA Paramount Fund, Inc. (NAV)	(33.67)%	(13.99)%	(3.39)%	2.90%
FPA Paramount Fund, Inc. (Net of Sales Charge)	(37.15)%	(15.52)%	(4.43)%	2.35%
Lipper Mid-Cap Core Average	(38.09)%	(14.51)%	(4.15)%	2.85%
Russell 2500 Index	(38.23)%	(15.98)%	(4.45)%	3.33%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2009 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

March 31, 2009

Common Stocks		93.3%
Business Services & Supplies	27.6%
Producer Durable Goods	16.4%
Retailing	13.3%
Transportation	9.9%
Health Care	8.6%
Energy	7.9%
Technology	5.2%
Financial	3.5%
Entertainment	0.9%
Short-Term Investments		6.8%
Other Assets and Liabilities, net		-0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2009

Shares
NET PURCHASES
Common Stocks
Actuant Corporation (Class A) (1)	242,500
FMC Technologies, Inc. (1)	126,700
VCA Antech, Inc.	99,900
Varian Medical Systems, Inc. (1)	25,000
WABCO Holdings Inc.	230,000
NET SALES
Common Stocks
AmSurg Corporation (2)	222,200
Brady Corporation (Class A)	83,200
Brown & Brown, Inc.	117,900
CarMax, Inc.	90,300
Carnival Corporation (Class A)	112,900
CLARCOR Inc.	66,800
Cognex Corporation (2)	483,700
Heartland Express, Inc.	115,100
Helix Energy Solutions Group, Inc.	56,300
IDEX Corporation	110,400
Knight Transportation, Inc.	108,300
Lincare Holdings Inc.	81,000
Microchip Technology Incorporated	42,800
O'Reilly Automotive, Inc.	156,700
Plantronics, Inc. (2)	486,300
ScanSource, Inc.	77,800
Signet Jewelers Ltd.	67,600
Zebra Technologies Corporation (Class A)	41,600

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 27.6%
Brady Corporation (Class A)	258,600	$4,559,118
Charles River Laboratories International, Inc.*	279,100	7,594,311
CLARCOR Inc.	176,400	4,443,516
Copart, Inc.*	186,900	5,543,454
Landauer, Inc.	3,800	192,584
Life Technologies Corporation*	311,600	10,120,768
Manpower Inc.	153,800	4,849,314
ScanSource, Inc.*	488,300	9,072,614
		$46,375,679
PRODUCER DURABLES — 16.4%
Actuant Corporation (Class A)	242,500	$2,505,025
Franklin Electric Co., Inc.	160,100	3,543,013
Graco Inc.	208,000	3,550,560
HNI Corporation	379,500	3,946,800
IDEX Corporation	191,850	4,195,760
WABCO Holdings Inc.	380,000	4,677,800
Zebra Technologies Corporation (Class A)*	274,900	5,228,598
		$27,647,556
RETAILING — 13.3%
CarMax, Inc.*	546,000	$6,792,240
O'Reilly Automotive, Inc.*	288,600	10,103,886
Signet Jewelers Ltd.	472,400	5,408,980
		$22,305,106
TRANSPORTATION — 9.9%
Heartland Express, Inc.	577,000	$8,545,370
Knight Transporation, Inc.	530,600	8,043,896
		$16,589,266
HEALTH CARE — 8.6%
Bio-Rad Laboratories, Inc. (Class A)*	81,200	$5,351,080
Lincare Holdings Inc.*	243,700	5,312,660
VCA Antech, Inc.*	131,000	2,954,050
Varian Medical Systems, Inc.*	25,000	761,000
		$14,378,790

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS — Continued	Shares or Principal Amount	Value
ENERGY — 7.9%
FMC Technologies, Inc.*	126,700	$3,974,579
Helix Energy Solutions Group, Inc.*	385,800	1,983,012
Noble Corporation	307,200	7,400,448
		$13,358,039
TECHNOLOGY — 5.2%
Maxim Integrated Products, Inc.	235,400	$3,109,634
Microchip Technology Incorporated	266,000	5,636,540
		$8,746,174
FINANCIAL — 3.5%
Brown & Brown, Inc.	311,200	$5,884,792
ENTERTAINMENT — 0.9%
Carnival Corporation (Class A)*	67,300	$1,453,680
TOTAL COMMON STOCKS — 93.3% (Cost $254,039,825)		$156,739,082
SHORT-TERM INVESTMENTS — 6.8%
General Electric Capital Services, Inc. — 0.15% 04/01/09	$6,000,000	$6,000,000
Toyota Motor Credit Corporation — 0.18% 04/07/09	5,465,000	5,464,836
TOTAL SHORT-TERM INVESTMENTS (Cost $11,464,836)		$11,464,836
TOTAL INVESTMENTS — 100.1% (Cost $265,504,661)		$168,203,918
Other assets and liabilities, net — (0.1)%		(153,905)
TOTAL NET ASSETS — 100%		$168,050,013

*  Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

ASSETS
Investments at value:
Investment securities — at market value (identified cost $254,039,825)	$156,739,082
Short-term investments — at amortized cost (maturities 60 days or less)	11,464,836	$168,203,918
Cash		539
Receivable for:
Capital stock sold	$122,884
Dividends	13,623	136,507
		$168,340,964
LIABILITIES
Payable for:
Capital stock repurchased	$153,440
Advisory fees and financial services	103,011
Accrued expenses	34,500	290,951
NET ASSETS		$168,050,013
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 16,285,874 shares		$4,071,468
Additional Paid-in Capital		326,312,267
Accumulated net realized loss on investments		(65,000,595)
Distributions in excess of net investment income		(32,384)
Unrealized depreciation of investments		(97,300,743)
NET ASSETS		$168,050,013
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.32
Maximum offering price per share (100/94.75 of per share net asset value)		$10.89

See notes to financial statements.

STATEMENT OF OPERATIONS

March 31, 2009

INVESTMENT INCOME
Dividends		$1,146,778
Interest		28,053
		$1,174,831
EXPENSES: — NOTE
Advisory fees	$623,016
Financial services	92,002
Transfer agent fees and expenses	91,948
Registration fees	33,956
Custodian fees and expenses	33,417
Audit and tax fees	32,450
Legal fees	32,117
Reports to shareholders	23,842
Directors fees and expenses	13,500
Other fees and expenses	8,206	984,454
Net investment income		$190,377
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$54,392,309
Cost of investment securities sold	76,468,434
Net realized loss on investments		$(22,076,125)
Change in unrealized depreciation of investments:
Unrealized depreciation at beginning of period	$(28,183,435)
Unrealized depreciation at end of period	(97,300,743)
Change in unrealized depreciation of investments		(69,117,308)
Net realized and unrealized loss on investments		$(91,193,433)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(91,003,056)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2009		For the Year Ended September 30, 2008
CHANGES IN NET ASSETS
Operations:
Net investment income	$190,377		$1,032,107
Net realized gain (loss) on investments	(22,076,125)		21,387,837
Change in unrealized depreciation of investments	(69,117,308)		(66,185,926)
Change in net assets resulting from operations		$(91,003,056)		$(43,765,982)
Distributions to shareholders from net investment income		(1,162,068)		(227,343)
Capital Stock transactions:
Proceeds from Capital Stock sold	$7,960,412		$22,185,401
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	964,591		170,618
Cost of Capital Stock repurchased*	(45,355,798)	(36,430,795)	(79,091,169)	(56,735,150)
Total change in net assets		$(128,595,919)		$(100,728,475)
NET ASSETS
Beginning of period		296,645,932		397,374,407
End of period		$168,050,013		$296,645,932
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		769,972		1,350,012
Shares issued to shareholders upon reinvestment of dividends and distributions		97,829		10,131
Shares of Capital Stock repurchased		(4,349,611)		(4,881,955)
Change in Capital Stock outstanding		(3,481,810)		(3,521,812)

*  Net of redemption fees of $10,916 and $25,653 for the periods ended March 31, 2009, and September 30, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended		Year Ended September 30,
	March 31,
	2009		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$15.01		$17.06	$15.62	$15.02	$13.01	$10.79
Income from investment operations:
Net investment income (loss)	$0.02		0.05	$0.14	$0.12	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investment securities	(4.64)		(2.09)	1.47	0.60	1.97	2.23
Total from investment operations	$(4.62)		(2.04)	$1.61	$0.72	$2.01	$2.22
Less dividends from net investment income	$(0.07)		$(0.01)	$(0.17)	$(0.12)	—	—
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.32		$15.01	$17.06	$15.62	$15.02	$13.01
Total investment return**	(30.79)%		(11.96)%	10.30%	4.79%	15.45%	20.57%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$168,050		$296,646	$397,374	$595,825	$345,027	$207,907
Ratio of expenses to average net assets	1.09	%†	0.89%	0.90%	0.85%	0.89%	0.99%
Ratio of net investment income (loss) to average net assets	0.21	%†	0.29%	0.74%	0.89%	0.30%	(0.16)%
Portfolio turnover rate	22	%†	12%	17%	15%	13%	16%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the period ended March 31, 2009 is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $20,319,581 for the six months ended March 31, 2009. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2009 for federal income tax purposes was $254,060,935. Gross unrealized appreciation and depreciation for all securities at March 31, 2009 for federal income tax purposes was $2,684,588 and $100,006,441, respectively resulting in net unrealized depreciation of $97,321,853. For federal income tax purposes, the Fund currently has accumulated net realized losses from prior years in the amount of $42,903,150. The ability to carry these losses forward expires in 2009. The Fund has realized an additional $22,076,125 of losses in the current period. The amount of losses carried forward into future years, if any, will be based on the Fund's operations for the entire year. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended March 31, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2004 or by state tax authorities for years ended before September 30, 2003.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2009, the Fund paid aggregate fees, excluding expenses, of $13,500 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2009, the Fund collected $10,916 in redemption fees, which amounted to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended March 31, 2009, FPA Fund Distributors, Inc. ("Distributors"), a wholly owned subsidiary of the Adviser, received $853 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on October 1, 2007. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2009:

Level 1 — Quoted Prices	$156,739,082
Level 2 — Other significant observable inputs	11,464,836	*
Level 3 — Significant unobservable inputs	—
Total investments	$168,203,918

*  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTE 7 — Line of Credit

On February 27, 2009, the Fund, along with FPA Perennial Fund, Inc., collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended March 31, 2009, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2009

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2008	$1,000.00	$1,000.00
Ending Account Value March 31, 2009	$692.10	$1,019.50
Expenses Paid During Period*	$4.60	$5.50

*  Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2009 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)†	Director & Chairman* Years Served: 7	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (71)†	Director* Years Served: 1	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	3

Lawrence J. Sheehan – (76)†	Director* Years Served: 3	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende – (64)	Director* President & Portfolio Manager Years Served: 9	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (55)	Executive Vice President & Portfolio Manager Year Served: 9	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (48)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 26	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

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FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter of Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 29, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 29, 2009